Exhibit 99.2

Chambers Street™

Supplemental Information
First Quarter 2014

445
AirTech Pkwy
2004 - 2014
10th
ANNIVERSARY

CHAMBERS STREET PROPERTIES

Supplemental Information | First Quarter 2014 | 1

This supplemental information is available on our website at www.ChambersStreet.com. This data is furnished to supplement audited and unaudited regulatory filings of ours and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Forward-Looking Statements
This supplemental information may contain various "forward-looking statements." You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "would," "could," "should," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our failure to successfully manage growth or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; failure to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and other of our documents of that are on file with or furnished to the SEC. Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward-looking statements.
Credit ratings may not reflect the potential impact of risks relating to the structure or trading of our shares and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.
The following discussion related to our consolidated financial statements should be read in conjunction with the financial statements for the quarter ended March 31, 2014 included in the Form 10-Q to be filed on or about May 5, 2014.

Supplemental Information | First Quarter 2014 | 2

CHAMBERS STREET PROPERTIES
Company Profile

Chambers Street Properties is a real estate investment trust focused on acquiring, owning and operating net leased industrial and office properties, leased to creditworthy tenants.
We were formed on March 30, 2004 and commenced operations in July 2004. During 2006, we became a public reporting company and through January 2012, we raised approximately $2.5 billion in gross offering proceeds. On May 21, 2013, we listed our common shares on the New York Stock Exchange under the ticker symbol "CSG."
As of March 31, 2014, we had ownership interests in 129 primarily net leased industrial (primarily warehouse/distribution) and office properties located in 20 U.S. states, France, Germany and the United Kingdom. As of March 31, 2014, our portfolio encompassed 35.8 million net rentable square feet and was 96.1% leased.

Credit Ratings

Standard & Poor's Ratings Services: BBB-	Moody's Investors Ratings: Baa3

Senior Management

Jack A. Cuneo President and Chief Executive Officer	Philip L. Kianka Executive Vice President and Chief Operating Officer	Martin A. Reid Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Christopher B. Allen Executive Vice President of Capital Markets and Finance	Nickolai S. Dolya Executive Vice President and Chief Marketing Officer	Hugh S. O'Beirne, Esq. Senior Vice President and General Counsel

Offices and Contact Information

Corporate Headquarters 47 Hulfish Street Suite 210 Princeton, NJ 08542 (609) 683-4900	Los Angeles Regional Office 515 S. Flower Street Suite 1020 Los Angeles, CA 90071 (213) 405-5927	Transfer Agent DST Systems, Inc. 430 W 7th St. Ste 219345 Kansas City, MO 64105 (855) 450-0288

Investor Relations Nick Dolya Chief Marketing Officer 47 Hulfish Street Suite 210 Princeton, NJ 08542 (407) 212-7068 Nick.Dolya@cspreit.com	Institutional Relations Stephen Swett ICR, LLC 761 Main Avenue Norwalk, CT 06851 (203) 682-8377 Stephen.Swett@icrinc.com	Media Relations Gallen.Neilly Tim Gallen Tim@Gallen.com Andrew Neilly Andrew@Neilly.com (925) 930-9848

Supplemental Information | First Quarter 2014 | 3

CHAMBERS STREET PROPERTIES
Quarterly Highlights

Earnings

•	FFO: $0.17 per diluted share, or $39.2 million, which represents an increase of $0.02 per diluted share compared to Q4 2013 and an increase of $0.01 per diluted share compared to Q1 2013.

•	Core FFO: $0.17 per diluted share, or $39.6 million, unchanged per diluted share compared to Q4 2013 and an increase of $0.01 per diluted share compared to Q1 2013.

•	AFFO: $0.16 per diluted share, or $39.0 million, which represents an increase of $0.02 per diluted share compared to Q4 2013 and an increase of $0.01 per diluted share compared to Q1 2013.
Operating

•	Percentage Leased: 96.1% as of March 31, 2014.

•	Leasing: Leased 827,741 rentable square feet comprised of 527,251 rentable square feet of renewals and 300,490 rentable square feet of new leases.
Acquisitions and Dispositions

•	Acquisitions: Acquired one property totaling 622,440 rentable square feet in Indianapolis, Indiana for a purchase price of $30.2 million.

•	Dispositions: Sold one unconsolidated property for a gross sales price of $13.1 million, of which our pro rata share was approximately $10.5 million.
Credit Ratings

•	Obtained an investment grade credit rating of BBB- from Standard & Poor's in January 2014.

Supplemental Information | First Quarter 2014 | 4

CHAMBERS STREET PROPERTIES
Financial Highlights
(Unaudited)
($ In Thousands, Except Share Data)

	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Portfolio Statistics:
Number of Consolidated Properties	100	99	101	99	99
Number of Unconsolidated Properties (1)	29	30	30	30	30
Total Properties	129	129	131	129	129
Total Net Rentable Square Feet (1)	35,785,092	35,267,652	34,539,220	34,153,941	34,062,119
Approximate Acquisition Cost (2)	$3,353,599	$3,335,719	$3,344,414	$3,286,756	$3,286,717
Percentage Leased (3)	96.1%	96.5%	96.0%	95.5%	97.0%
Balance Sheet Items:
Total Assets (2)	$3,153,676	$3,213,687	$3,201,727	$3,177,835	$3,174,571
Total Debt (2)	$1,583,164	$1,607,974	$1,556,463	$1,500,479	$1,338,096
Total Shareholders' Equity	$1,456,976	$1,484,650	$1,499,169	$1,528,602	$1,682,298

	Three Months Ended
	March 31,
	2014	2013
Income Items:
Total Revenues (2)	$86,710	$75,209
Net Operating Income - GAAP Basis (2)(4)	$62,294	$55,845
Net Operating Income - Cash Basis (2)(4)	$62,937	$53,813
Net Income	$3,319	$82,090
Adjusted EBITDA (2)(5)	$55,158	$51,237
Funds from Operations (FFO) (6)	$39,221	$39,254
Core Funds from Operations (Core FFO) (6)	$39,554	$39,514
Adjusted Funds from Operations (AFFO) (6)	$38,974	$36,720
Dividends Declared	$29,820	$37,272
Per Share Data
FFO per Share	$0.17	$0.16
Core FFO per Share	$0.17	$0.16
AFFO per Share	$0.16	$0.15
Dividends per Share	$0.126	$0.150
Weighted Average Common Shares Outstanding – Basic & Diluted	236,583,752	248,477,507
Dividend Payout Ratios:
FFO (5)	76.0%	95.0%
Core FFO (5)	75.4%	94.3%
AFFO (5)	76.5%	101.5%
__________

(1)	Includes 100% of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Includes continuing and discontinued operations and pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(3)	Average percentage leased is weighted based on net rentable square feet.

(4)	Refer to page 35 for a reconciliation of Net Income to Consolidated Net Operating Income.

(5)	Refer to page 36 for a reconciliation of Net Income to Adjusted EBITDA.

(6)	Refer to page 8 for a reconciliation of GAAP Net Income to FFO, Core FFO and AFFO.

Supplemental Information | First Quarter 2014 | 5

CHAMBERS STREET PROPERTIES
Consolidated Balance Sheets
($ In Thousands, Except Share Data)

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
ASSETS
Investments in Real Estate:
Land	$645,592	$639,382	$649,341	$623,368	$623,199
Land Available for Expansion	25,752	24,631	24,631	23,966	23,966
Buildings and Improvements	1,625,610	1,606,209	1,621,725	1,594,027	1,592,500
	2,296,954	2,270,222	2,295,697	2,241,361	2,239,665
Less: Accumulated Depreciation and Amortization	(213,156)	(195,778)	(180,284)	(162,401)	(145,846)
Net Investments in Real Estate	2,083,798	2,074,444	2,115,413	2,078,960	2,093,819
Investments in Unconsolidated Entities	497,851	514,802	464,769	361,004	365,625
Cash and Cash Equivalents	44,565	83,007	62,250	87,861	66,692
Restricted Cash	12,216	15,236	15,247	15,655	14,786
Tenant and Other Receivables, Net	11,689	10,394	10,653	9,830	6,281
Deferred Rent	36,794	35,499	33,082	29,715	27,093
Deferred Leasing Costs and Intangible Assets, Net	242,368	248,872	259,733	266,432	279,203
Deferred Financing Costs, Net	10,931	11,585	11,455	8,837	9,428
Prepaid Expenses and Other Assets	12,100	16,757	18,555	11,454	3,950
Total Assets	$2,952,312	$3,010,596	$2,991,157	$2,869,748	$2,866,877
LIABILITIES, NON-CONTROLLING INTERESTS AND SHAREHOLDERS’ EQUITY
LIABILITIES
Secured Notes Payable, Net	$656,520	$681,200	$694,679	$698,550	$726,796
Unsecured Term Loan Facilities	570,000	570,000	570,000	250,000	250,000
Unsecured Revolving Credit Facility	170,044	170,044	100,000	260,044	70,044
Accounts Payable, Accrued Expenses and Other Liabilities	45,892	50,053	53,767	46,304	47,273
Intangible Liabilities, Net	27,024	28,070	29,229	35,063	36,283
Prepaid Rent and Security Deposits	15,902	16,648	14,551	13,035	14,247
Distributions Payable	9,954	9,931	29,562	35,486	37,272
Total Liabilities	1,495,336	1,525,946	1,491,788	1,338,482	1,181,915
COMMITMENTS AND CONTINGENCIES
NON-CONTROLLING INTERESTS
Operating Partnership Units	—	—	—	2,464	2,464
Class B Interest	—	—	200	200	200
SHAREHOLDERS’ EQUITY
Common Shares of Beneficial Interest, $0.01 par value, 990,000,000 shares authorized	2,360	2,359	2,359	2,365	2,484
Additional Paid-in-Capital	2,067,772	2,067,008	2,066,492	2,072,930	2,194,257
Accumulated Deficit	(615,814)	(589,313)	(563,555)	(534,849)	(495,728)
Accumulated Other Comprehensive Income (Loss)	2,658	4,596	(6,127)	(11,844)	(18,715)
Total Shareholders’ Equity	1,456,976	1,484,650	1,499,169	1,528,602	1,682,298
Total Liabilities, Non–Controlling Interests and Shareholders’ Equity	$2,952,312	$3,010,596	$2,991,157	$2,869,748	$2,866,877

Supplemental Information | First Quarter 2014 | 6

CHAMBERS STREET PROPERTIES
Consolidated Statements of Operations
For the Three Months Ended March 31, 2014 and 2013 (unaudited)
(In Thousands, Except Share Data)

	Three Months Ended
	March 31,
	2014	2013
REVENUES
Rental	$51,876	$43,551
Tenant Reimbursements	15,220	9,881
Other Property Income	1,069	—
Total Revenues	68,165	53,432
EXPENSES
Property Operating	9,553	6,156
Real Estate Taxes	9,801	7,435
General and Administrative	6,864	4,960
Investment Management Fee	—	500
Acquisition-Related	290	1,841
Depreciation and Amortization	27,238	21,796
Transition and Listing	—	35
Total Expenses	53,746	42,723
OTHER EXPENSES AND INCOME
Interest and Other Income	167	207
Interest Expense	(14,061)	(9,187)
Interest Expense and Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	26	(1,260)
Gain on Conversion of Equity Interest to Controlling Interest	—	77,235
Total Other (Expenses) Income	(13,868)	66,995
Income Before Provision for Income Taxes and Equity in Income of Unconsolidated Entities	551	77,704
Provision For Income Taxes	(58)	(69)
Equity in Income of Unconsolidated Entities	2,826	4,364
NET INCOME FROM CONTINUING OPERATIONS	3,319	81,999
DISCONTINUED OPERATIONS
Income from Discontinued Operations	—	91
TOTAL INCOME FROM DISCONTINUED OPERATIONS	—	91
NET INCOME	3,319	82,090
Net Income Attributable to Non-Controlling Operating Partnership Units	—	(83)
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$3,319	$82,007
Basic and Diluted Net Income Per Share from Continuing Operations Attributable to Common Shareholders	$0.01	$0.33
Basic and Diluted Net Income Per Share Attributable to Common Shareholders	$0.01	$0.33
Weighted Average Common Shares Outstanding-Basic and Diluted	236,583,752	248,477,507

Supplemental Information | First Quarter 2014 | 7

CHAMBERS STREET PROPERTIES
Reconciliation of Net Income to FFO, Core FFO and AFFO
For the Three Months Ended March 31, 2014 and 2013 (unaudited)
(In Thousands, Except Share Data)

	Three Months Ended
	March 31,
	2014	2013
Net Income	$3,319	$82,090
Real Estate Depreciation and Amortization	27,132	22,004
Pro Rata Share of Real Estate Depreciation and Amortization from Unconsolidated Entities	8,770	10,150
Gain on Conversion of Equity Interest to Controlling Interest	—	(77,235)
Pro Rata Share of Realized Loss on Investment in CBRE Strategic Partners Asia	—	2,245
Funds from Operations	39,221	39,254
Acquisition-Related Expenses	290	1,841
Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	(26)	917
Transition and Listing Expenses	—	35
Pro Rata Share of Unrealized Loss (Gain) on Investment in CBRE Strategic Partners Asia	69	(2,533)
Core Funds from Operations	39,554	39,514
Amortization of Non-Cash Interest Expense	(104)	69
Pro Rata Share of Amortization of Non-Cash Interest Expense from Unconsolidated Entities	118	190
Amortization of Above and Below Market Leases	1,482	1,373
Pro Rata Share of Amortization of Above/Below Market Leases from Unconsolidated Entities	(54)	87
Amortization of Deferred Revenue Related to Tenant Improvements	(276)	—
Share Based Compensation	1,012	440
Straight-Line Rent Adjustments, Net	(1,291)	(1,910)
Pro Rata Share of Straight-Line Rent Adjustments, Net from Unconsolidated Entities	506	(1,582)
Recurring Capital Expenditures	(1,852)	(623)
Pro Rata Share of Recurring Capital Expenditures from Unconsolidated Entities	(121)	(838)
Adjusted Funds from Operations	$38,974	$36,720
Amounts Per Share (Basic and Diluted):
Net Income	$0.01	$0.33
Funds from Operations	$0.17	$0.16
Core Funds from Operations	$0.17	$0.16
Adjusted Funds from Operations	$0.16	$0.15
Weighted Average Common Shares Outstanding - Basic & Diluted	236,583,752	248,477,507

Supplemental Information | First Quarter 2014 | 8

CHAMBERS STREET PROPERTIES
Joint Venture Information
As of March 31, 2014
($ and Square Footage Amounts in Thousands)

	Duke JV	European JV	UK JV
Number of Properties:
Industrial	7	9	3
Office	10	—	—
Total Number of Properties	17	9	3
Percent Leased	99.0%	100.0%	100.0%
Square Feet:
Industrial	6,120	4,840	542
Office	1,202	—	—
Total Square Feet	7,322	4,840	542
Company Effective Ownership Percentage	80.0%	80.0%	80.0%
Balance Sheet Information (1)
Net Investments in Real Estate	$386,826	$341,056	$44,774
Other Assets	46,829	38,827	2,457
Total Assets	$433,655	$379,883	$47,231
Secured Notes Payable	$79,408	$153,842	$—
Other Liabilities	8,340	9,206	1,501
Equity	345,907	216,835	45,730
Total Liabilities and Equity	$433,655	$379,883	$47,231

Income Statement Information (1)

	Duke JV		European JV		UK JV		Afton Ridge (2)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		March 31,		March 31,		March 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Total Revenue	$14,660	$18,887	$7,336	$5,090	$1,185	$1,124	$—	$1,307
Operating Expenses	5,036	5,464	1,129	1,167	162	146	—	306
Net Operating Income	9,624	13,423	6,207	3,923	1,023	978	—	1,001
Interest	1,040	3,516	1,133	556	—	—	—	376
Depreciation and Amortization	7,516	7,812	2,929	1,467	523	496	—	436
Net Income	1,068	2,095	2,145	1,900	500	482	—	189
Company's Share in Net Income	854	1,676	1,716	1,520	400	386	—	170
Adjustments for REIT Basis	(31)	535	—	—	—	—	—	(4)
Company's Equity in Net Income	$823	$2,211	$1,716	$1,520	$400	$386	$—	$166
__________

(1)	Includes 100% of unconsolidated properties held through our Duke JV, European JV, and UK JV.

(2)	Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | First Quarter 2014 | 9

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Balance Sheets
As of March 31, 2014 and December 31, 2013
(In Thousands)

	March 31, 2014			December 31, 2013
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (2)	Total at Pro Rata Share
Assets
Real Estate Net	$2,083,798	$618,125	$2,701,923	$2,074,444	$633,954	$2,708,398
Other Assets	370,663	71,526	442,189	421,350	74,263	495,613
Investments in Unconsolidated Entities	497,851	(488,287)	9,564	514,802	(505,126)	9,676
Total Assets	$2,952,312	$201,364	$3,153,676	$3,010,596	$203,091	$3,213,687
Liabilities and Equity
Total Debt	$1,396,564	$186,600	$1,583,164	$1,421,244	$186,730	$1,607,974
Other Liabilities	98,772	14,764	113,536	104,702	16,361	121,063
Total Liabilities	1,495,336	201,364	1,696,700	1,525,946	203,091	1,729,037
Shareholders’ Equity	1,456,976	—	1,456,976	1,484,650	—	1,484,650
Total Liabilities and Equity	$2,952,312	$201,364	$3,153,676	$3,010,596	$203,091	$3,213,687
__________

(1)	Includes Duke JV, European JV, and UK JV.

(2)	Includes Duke JV, European JV, UK JV and Afton Ridge. Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | First Quarter 2014 | 10

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Net Operating Income
For the Three Months Ended March 31, 2014 and 2013 (unaudited)
(In Thousands)

	Three Months Ended March 31, 2014			Three Months Ended March 31, 2013
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (2)	Total at Pro Rata Share
Total Revenues	$68,165	$18,545	$86,710	$53,952	$21,257	$75,209
Total Operating Expenses	19,354	5,062	24,416	13,667	5,697	19,364
Net Operating Income - GAAP Basis	48,811	13,483	62,294	40,285	15,560	55,845
Straight-line Rent Adjustment, Net	(1,291)	506	(785)	(1,910)	(1,582)	(3,492)
Above/Below Market Lease Amortization, Net	1,482	(54)	1,428	1,373	87	1,460
Net Operating Income - Cash Basis	$49,002	$13,935	$62,937	$39,748	$14,065	$53,813
Interest Expense	$14,061	$1,738	$15,799	$9,304	$3,596	$12,900
__________

(1)	Includes amounts from continuing operations for the Duke JV, UK JV and European JV.

(2)	Includes amounts from continuing operations and discontinued operations for the Duke JV, Afton Ridge, UK JV and European JV. Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | First Quarter 2014 | 11

CHAMBERS STREET PROPERTIES
Same Property Statistics
As of March 31, 2014
($ in Thousands)

	Three Months Ended
	March 31,
	2014	2013
Total Portfolio Square Footage at Quarter End	35,785,092	34,062,119
Number of Properties at Quarter End	129	129
Same Property Portfolio Square Footage (1)(2)	33,171,419	33,077,940
Same Property Portfolio Number of Buildings (1)(2)	123	123
Percentage of Total Quarter Ending Square Footage	92.7%	97.1%
Total Revenues	$79,464	$77,633
Total Operating Expenses	22,814	21,445
Net Operating Income - GAAP Basis	$56,650	$56,188
Less: Straight-Line Rent Revenue	(471)	(3,457)
Add: Above/Below Market Lease Revenue	1,179	1,417
Net Operating Income - Cash Basis	$57,358	$54,148
Same Property Portfolio % Leased at Quarter End	95.8%	97.3%
Same Property Portfolio Weighted Average % Leased	95.5%	98.3%
__________

(1)	Revenue and expense amounts from 17 properties acquired through the purchase of the remaining 20% outside equity interests on March 1, 2013 are included at 80% for comparison purposes.

(2)
Our same property portfolio includes all consolidated and unconsolidated properties owned and operating as of January 1, 2013 and still owned and operating as of March 31, 2014. Revenue and expense from same unconsolidated properties are included at pro rata share. Square footage and number of buildings are at 100%.

Supplemental Information | First Quarter 2014 | 12

CHAMBERS STREET PROPERTIES (continued)
Same Property Statistics
As of March 31, 2014
($ in Thousands)

	Office (1)(2)				Industrial (1)(2)
	Three Months Ended		$ Change	% Change	Three Months Ended		$ Change	% Change
	Mar 31, 2014	Mar 31, 2013			Mar 31, 2014	Mar 31, 2013
Rental Revenue	$37,741	$38,545			$22,432	$22,745
Tenant Reimbursement	12,070	10,161			5,312	5,171
Other Property Income	855	—			—	—
Total Revenue	50,666	48,706	$1,960	4.0%	27,744	27,916	$(172)	(0.6)%
Operating Expenses	9,035	8,689			2,962	2,680
Real Estate Taxes	6,756	6,533			4,001	3,505
Total Expenses	15,791	15,222	569	3.7%	6,963	6,185	778	12.6%
Net Operating Income - GAAP Basis	$34,875	$33,484	$1,391	4.2%	$20,781	$21,731	$(950)	(4.4)%
Rental Revenue - GAAP Basis	$50,666	$48,706			$27,744	$27,916
Add Straight-Line Rent Revenue	(314)	(1,698)			(157)	(1,759)
Add Above/Below Lease Revenue	1,065	913			114	504
Rental Revenue - Cash Basis	51,417	47,921	3,496	7.3%	27,701	26,661	1,040	3.9%
Less: Total Expenses	15,791	15,222			6,963	6,185
Net Operating Income - Cash Basis	$35,626	$32,699	$2,927	9.0%	$20,738	$20,476	$262	1.3%
	Retail				Total Same Properties (1)(2)
	Three Months Ended		$ Change	% Change	Three Months Ended		$ Change	% Change
	Mar 31, 2014	Mar 31, 2013			Mar 31, 2014	Mar 31, 2013
Rental Revenue	$1,031	$978			$61,204	$62,268
Tenant Reimbursement	23	33			17,405	15,365
Other Property Income	—	—			855	—
Total Revenue	1,054	1,011	$43	4.3%	79,464	77,633	$1,831	2.4%
Operating Expenses	60	38			12,057	11,407
Real Estate Taxes	—	—			10,757	10,038
Total Expenses	60	38	22	57.9%	22,814	21,445	1,369	6.4%
Net Operating Income - GAAP Basis	$994	$973	$21	2.2%	$56,650	$56,188	$462	0.8%
Rental Revenue - GAAP Basis	$1,054	$1,011			$79,464	$77,633
Add Straight-Line Rent Revenue	—	—			(471)	(3,457)
Add Above/Below Lease Revenue	—	—			1,179	1,417
Rental Revenue - Cash Basis	1,054	1,011	43	4.3%	80,172	75,593	4,579	6.1%
Less: Total Expenses	60	38			22,814	21,445
Net Operating Income - Cash Basis	$994	$973	$21	2.2%	$57,358	$54,148	$3,210	5.9%
__________

(1)	Revenue and expense amounts from 17 properties acquired through the purchase of the remaining 20% outside equity interests on March 1, 2013 are included at 80% for comparison purposes.

(2)
Our same property portfolio includes all consolidated and unconsolidated properties owned and operating as of January 1, 2013 and still owned and operating as of March 31, 2014. Revenue and expense from same unconsolidated properties are included at pro rata share.

Supplemental Information | First Quarter 2014 | 13

CHAMBERS STREET PROPERTIES
Portfolio Summary
As of March 31, 2014
($ In Thousands)

Property Types

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Net Rentable Square Feet	% of QTD NOI (2)	Properties	Net Rentable Square Feet	% of QTD NOI (2)	Properties	Net Rentable Square Feet	% of QTD NOI (2)
Industrial
Triple Net Single-Tenant	44	13,492,419	24.6%	18	11,057,983	71.5%	62	24,550,402	34.9%
Multi-Tenant	8	1,454,634	2.3%	1	442,816	3.2%	9	1,897,450	2.5%
Other Single-Tenant	2	432,543	0.3%	—	—	—%	2	432,543	0.2%
Total Industrial	54	15,379,596	27.2%	19	11,500,799	74.7%	73	26,880,395	37.6%
Office
Triple Net Single-Tenant	31	5,208,793	49.3%	2	277,325	7.2%	33	5,486,118	40.0%
Multi-Tenant	8	1,661,947	14.5%	7	828,030	14.8%	15	2,489,977	14.6%
Other Single-Tenant	6	688,027	7.0%	1	96,175	3.3%	7	784,202	6.2%
Total Office	45	7,558,767	70.8%	10	1,201,530	25.3%	55	8,760,297	60.8%
Retail
Triple Net Single-Tenant	—	—	—%	—	—	—%	—	—	—%
Multi-Tenant	1	144,400	2.0%	—	—	—%	1	144,400	1.6%
Other Single-Tenant	—	—	—%	—	—	—%	—	—	—%
Total Retail	1	144,400	2.0%	—	—	—%	1	144,400	1.6%
All Properties
Triple Net Single-Tenant	75	18,701,212	73.9%	20	11,335,308	78.7%	95	30,036,520	74.9%
Multi-Tenant	17	3,260,981	18.8%	8	1,270,846	18.0%	25	4,531,827	18.7%
Other Single-Tenant	8	1,120,570	7.3%	1	96,175	3.3%	9	1,216,745	6.4%
Total Properties	100	23,082,763	100.0%	29	12,702,329	100.0%	129	35,785,092	100.0%
__________

(1)	Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net rentable square feet is at 100% and NOI percentage is at our pro rata share of effective ownership.

(2)	Excludes amounts from properties sold during the quarter.

Supplemental Information | First Quarter 2014 | 14

CHAMBERS STREET PROPERTIES (continued)
Portfolio Summary
As of March 31, 2014
($ In Thousands)

Tenant Credit Ratings

	Annualized Base Rent (1)	% of Total Annualized Base Rent

Investment Grade Rated Tenants (2)	$146,688	54.3%
Non-Investment Grade Rated Tenants (3)	31,003	11.5
Unrated	92,396	34.2
	$270,087	100.0%
__________

(1)	Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Includes consolidated and unconsolidated properties.

(2)	We define Investment Grade Rated Tenant as a tenant, or whose guarantor or parent company, that has an investment grade credit rating as determined by either Standard and Poor's or Moody's.

(3)	We define Non-Investment Grade Rated Tenant as a tenant, or whose guarantor or parent company, that has a non-investment grade credit rating as determined by either Standard and Poor's or Moody's.

Scheduled Rental Increases

	Net Rentable Square Feet (1)	% of Total Net Rentable Square Feet	Annualized Base Rent (1)	% of Total Annualized Base Rent
Fixed Rental Increases (2)	27,010,920	79.0%	$219,141	81.0%
Indexed Rent Increases (3)	6,194,355	18.0%	41,943	16.0%
Constant Rent	1,177,845	3.0%	9,003	3.0%
All Leases	34,383,120	100.0%	$270,087	100.0%
__________

(1)
Net rentable square feet for unconsolidated properties is at 100%. Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Includes consolidated and unconsolidated properties.

(2)	Includes certain leases that were subject to historical rent increases.

(3)	Indexed rental increases are generally based upon inflation or market rents.

Supplemental Information | First Quarter 2014 | 15

CHAMBERS STREET PROPERTIES
Acquisition and Disposition Activity
As of March 31, 2014
($ In Thousands)

Wholly-Owned Property Acquisitions

Property	Market		Date of Acquisition	Purchase Price	Net Rentable Square Feet	Capitalization Rates
						In-Place	Straight Line
445 Airtech Parkway	Indianapolis	IN	1/2/2014	$30,200	622,440	6.3%	6.7%

Disposition of Properties through Joint Ventures

Property	Market		Date of Disposition	Gross Sales Price at Pro Rata Share	Net Rentable Square Feet	Ownership Percentage
One Conway Park	Chicago	IL	1/16/2014	$10,480	105,000	80.0%

Supplemental Information | First Quarter 2014 | 16

CHAMBERS STREET PROPERTIES
Our Properties
As of March 31, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Industrial
Consolidated Industrial
300 Constitution Drive (2)(3)	Boston, MA	11/3/2004	1998	330,000	—%	$19,805
505 Century Parkway (2)	Dallas, TX	1/9/2006	1997	100,000	100.0%	6,095
631 International Parkway (2)	Dallas, TX	1/9/2006	1998	73,112	100.0%	5,407
660 North Dorothy (2)	Dallas, TX	1/9/2006	1997	120,000	100.0%	6,836
Bolingbrook Point III	Chicago, IL	8/29/2007	2006	185,045	100.0%	18,170
Community Cash Complex 1 (2)	Spartanburg, SC	8/30/2007	1960	207,038	100.0%	2,690
Community Cash Complex 2 (2)	Spartanburg, SC	8/30/2007	1978	145,058	100.0%	2,225
Community Cash Complex 3 (2)	Spartanburg, SC	8/30/2007	1981	116,413	34.4%	1,701
Community Cash Complex 4 (2)	Spartanburg, SC	8/30/2007	1984	33,019	100.0%	547
Community Cash Complex 5 (2)	Spartanburg, SC	8/30/2007	1984	53,033	—%	824
Fairforest Building 1 (2)	Spartanburg, SC	8/30/2007	2000	51,028	100.0%	2,974
Fairforest Building 2 (2)(3)	Spartanburg, SC	8/30/2007	1999	104,160	100.0%	5,379
Fairforest Building 3 (2)(3)	Spartanburg, SC	8/30/2007	2000	100,000	100.0%	5,760
Fairforest Building 4 (2)	Spartanburg, SC	8/30/2007	2001	190,606	100.0%	5,640
Fairforest Building 5 (3)	Spartanburg, SC	8/30/2007	2006	316,491	100.0%	16,968
Fairforest Building 6 (3)	Spartanburg, SC	8/30/2007	2005	101,055	100.0%	7,469
Fairforest Building 7 (2)(3)	Spartanburg, SC	8/30/2007	2006	101,459	83.8%	5,626
Greenville/Spartanburg Industrial Park (2)	Spartanburg, SC	8/30/2007	1990	67,375	100.0%	3,388
Highway 290 Commerce Park Building 1 (2)	Spartanburg, SC	8/30/2007	1995	150,000	13.5%	5,388
Highway 290 Commerce Park Building 5 (2)	Spartanburg, SC	8/30/2007	1993	30,000	100.0%	1,420
Highway 290 Commerce Park Building 7 (2)	Spartanburg, SC	8/30/2007	1994	93,971	100.0%	4,889
HJ Park Building 1 (2)	Spartanburg, SC	8/30/2007	2003	70,000	100.0%	4,216
Jedburg Commerce Park (2)(3)	Charleston, SC	8/30/2007	2007	512,686	88.0%	41,991
Kings Mountain I (3)	Charlotte, NC	8/30/2007	1998	100,000	100.0%	5,497
Kings Mountain II (3)	Charlotte, NC	8/30/2007	2002	301,400	100.0%	11,311
Mount Holly Building	Charleston, SC	8/30/2007	2003	100,823	100.0%	6,208
North Rhett I	Charleston, SC	8/30/2007	1973	284,750	5.3%	10,302
North Rhett II	Charleston, SC	8/30/2007	2001	101,705	100.0%	7,073
North Rhett III (2)(3)	Charleston, SC	8/30/2007	2002	79,972	100.0%	4,812
North Rhett IV (3)	Charleston, SC	8/30/2007	2005	316,040	100.0%	17,060
Orangeburg Park Building (3)	Charleston, SC	8/30/2007	2003	101,055	100.0%	5,474
Orchard Business Park 2 (2)	Spartanburg, SC	8/30/2007	1993	17,500	100.0%	761
Union Cross Building I	Winston-Salem, NC	8/30/2007	2005	100,853	100.0%	6,585
Union Cross Building II	Winston-Salem, NC	8/30/2007	2005	316,130	100.0%	17,216
Highway 290 Commerce Park Building 2 (2)(3)	Spartanburg, SC	9/24/2007	1995	100,000	100.0%	4,626
Highway 290 Commerce Park Building 6 (2)(3)	Spartanburg, SC	11/1/2007	1996	105,000	100.0%	3,760
Kings Mountain III (2)(3)	Charlotte, NC	3/14/2008	2007	541,910	100.0%	25,728
13201 Wilfred Lane (2)	Minneapolis, MN	6/29/2009	1999	335,400	100.0%	15,340
140 Depot Street (2)	Boston, MA	7/31/2009	2009	238,370	100.0%	18,950
West Point Trade Center (2)	Jacksonville, FL	12/30/2009	2009	601,500	100.0%	29,000
4701 Gold Spike Drive	Dallas, TX	10/27/2010	2002	420,360	100.0%	20,300
1985 International Way	Cincinatti, OH	10/27/2010	1998	189,400	—%	14,800
3660 Deerpark Boulevard	Jacksonville, FL	10/27/2010	2002	321,500	100.0%	15,300

Supplemental Information | First Quarter 2014 | 17

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of March 31, 2014
($ In Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Tolleson Commerce Park II	Phoenix, AZ	10/27/2010	1999	217,422	100.0%	9,200
Millers Ferry Road (2)	Dallas, TX	6/2/2011	2011	1,020,000	100.0%	40,366
Aurora Commerce Center (2)	Denver, CO	11/30/2011	2007	406,959	100.0%	24,500
2400 Dralle Road (2)(3)	Chicago, IL	3/20/2012	2011	1,350,000	100.0%	64,250
Midwest Commerce Center I (2)(3)	Kansas City, KS	8/16/2012	2009	1,107,000	100.0%	62,950
20000 S Diamond Lake Rd.	Minneapolis, MN	11/7/2012	2004	280,577	100.0%	18,500
Gateway at Riverside (2)(3)	Baltimore, MD	11/30/2012	1991	800,797	100.0%	49,229
Mid-Atlantic Distribution Center – Bldg. A (2)	Baltimore, MD	12/28/2012	2008	672,000	100.0%	43,150
Goodyear Crossing II	Phoenix, AZ	3/1/2013	2009	820,384	100.0%	64,883
1200 Woods Chapel Road (2)(3)	Spartenburg, SC	8/8/2013	2008	156,800	100.0%	10,750
445 Airtech Parkway (2)(3)	Indianapolis, IN	1/2/2014	2013	622,440	100.0%	30,200
Total Consolidated Industrial (4)			2004	15,379,596	92.7%	$833,489
Unconsolidated Industrial
Buckeye Logistics Center (2)(6)	Phoenix, AZ	6/12/2008	2008	1,009,351	100.0%	$52,797
AllPoints at Anson Bldg. 1 (2)(6)	Indianapolis, IN	9/30/2008	2008	1,036,573	100.0%	42,684
12200 President's Court (2)(6)	Jacksonville, FL	9/30/2008	2008	772,210	100.0%	29,995
201 Sunridge Blvd. (2)(6)	Dallas, TX	9/30/2008	2008	822,550	100.0%	25,690
125 Enterprise Parkway (2)(6)	Columbus, OH	12/10/2008	2008	1,142,400	100.0%	38,088
AllPoints Midwest Bldg. 1 (2)(6)	Indianapolis, IN	12/10/2008	2008	1,200,420	100.0%	41,428
Fairfield Distribution Ctr. IX (6)	Tampa, FL	5/13/2009	2008	136,212	100.0%	7,151
Amber Park (2)(7)	Nottingham, UK	6/10/2010	1997	208,423	100.0%	12,514
Brackmills (2)(7)	Northampton, UK	6/10/2010	1984	186,618	100.0%	13,407
Düren (2)(8)	Rhine-Ruhr, Germany	6/10/2010	2008	391,494	100.0%	13,148
Schönberg (2)(8)	Hamburg, Germany	6/10/2010	2009	453,979	100.0%	13,819
Langenbach (2)(8)	Munich, Germany	10/28/2010	2010	225,106	100.0%	18,573
Graben Distribution Center I (8)	Munich, Germany	12/20/2011	2011	1,017,868	100.0%	54,962
Graben Distribution Center II (8)	Munich, Germany	12/20/2011	2011	73,367	100.0%	6,868
Valley Park, Unit D (2)(7)	Rugby, UK	3/19/2012	2011	146,491	100.0%	10,247
Koblenz Distribution Center (8)	Koblenz, Germany	12/12/2012	2012	1,070,126	100.0%	63,021
Hansalinie Distribution Center (8)	Bremen, Germany	11/25/2013	2012	320,463	100.0%	24,226
Bodenheim Logistikzentrum (8)	Frankfurt, Germany	11/25/2013	2012	442,816	100.0%	25,392
Lille-Douai Distribution Center (8)	Lille, France	12/17/2013	2013	844,332	100.0%	56,395
Total Unconsolidated Industrial (4)(5)			2009	11,500,799	100.0%	$550,405
Total Industrial(4)			2006	26,880,395	95.8%	$1,383,894
Office
Consolidated Office
REMEC Corporate Campus 1 (2)	San Diego, CA	9/15/2004	1983	34,000	100.0%	$6,833
REMEC Corporate Campus 2 (2)	San Diego, CA	9/15/2004	1983	30,477	100.0%	6,125
REMEC Corporate Campus 3 (2)	San Diego, CA	9/15/2004	1983	37,430	100.0%	7,523
REMEC Corporate Campus 4 (2)	San Diego, CA	9/15/2004	1983	30,778	100.0%	6,186
Deerfield Commons (3)	Atlanta, GA	6/21/2005	2000	121,969	96.6%	21,834
602 Central Boulevard (2)(3)	Coventry, UK	4/27/2007	2001	50,502	100.0%	23,847
Lakeside Office Center	Dallas, TX	3/5/2008	2006	98,750	100.0%	17,994
Thames Valley Five (2)	Reading, UK	3/20/2008	1998	40,468	100.0%	29,572

Supplemental Information | First Quarter 2014 | 18

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of March 31, 2014
($ In Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Enclave on the Lake (2)	Houston, TX	7/1/2008	1999	171,091	100.0%	37,827
Avion III (2)	Washington, DC Metro	11/18/2008	2002	71,507	100.0%	21,111
Avion IV (2)	Washington, DC Metro	11/18/2008	2002	71,504	100.0%	21,112
3011, 3055 & 3077Comcast Place (2)	East Bay, CA	7/1/2009	1988	219,631	100.0%	49,000
12650 Ingenuity Drive	Orlando, FL	8/5/2009	1999	124,500	100.0%	25,350
Crest Ridge Corporate Center I (2)	Minneapolis, MN	8/17/2009	2009	116,338	100.0%	28,419
5160 Hacienda Dr (2)	East Bay, CA	4/8/2010	1988	201,620	100.0%	38,500
10450 Pacific Center Court (2)(3)	San Diego, CA	5/7/2010	1985	134,000	100.0%	32,750
225 Summit Ave (2)(3)	Northern NJ	6/21/2010	1966	142,500	100.0%	40,600
One Wayside Road	Boston, MA	6/24/2010	1998	200,605	100.0%	55,525
100 Tice Blvd	Northern NJ	9/28/2010	2007	208,911	100.0%	67,600
Ten Parkway North	Chicago, IL	10/12/2010	1999	99,566	100.0%	25,000
Pacific Corporate Park (2)(3)	Washington, DC Metro	11/15/2010	2002	696,387	100.0%	144,500
100 Kimball Drive (2)	Northern NJ	12/10/2010	2006	175,000	100.0%	60,250
70 Hudson Street	New York City Metro	4/11/2011	2000	409,272	100.0%	155,000
90 Hudson Street	New York City Metro	4/11/2011	1999	419,868	64.9%	155,000
Sky Harbor Operations Center (2)	Phoenix, AZ	9/30/2011	2003	396,179	100.0%	53,500
1400 Atwater Drive (2)(3)	Philadelphia, PA	10/27/2011	2013	299,809	100.0%	82,224
Sabal Pavilion (2)	Tampa, FL	12/30/2011	1998	120,500	100.0%	21,368
701 & 801 Charles Ewing Blvd. (2)	Princeton, NJ	12/28/2012	2009	110,765	100.0%	28,310
Celebration Office Center III	Orlando, FL	3/1/2013	2009	100,924	100.0%	18,420
22535 Colonial Pkwy	Houston, TX	3/1/2013	2009	89,750	100.0%	17,673
Northpoint III	Orlando, FL	3/1/2013	2001	108,499	100.0%	22,394
3900 North Paramount Parkway	Raleigh, NC	3/1/2013	1999	100,987	100.0%	18,523
3900 South Paramount Parkway	Raleigh, NC	3/1/2013	1999	119,170	100.0%	20,859
1400 Perimeter Park Drive	Raleigh, NC	3/1/2013	1991	44,916	100.0%	6,165
Miramar I (3)	Ft. Lauderdale, FL	3/1/2013	2001	94,060	100.0%	23,912
Miramar II	Ft. Lauderdale, FL	3/1/2013	2001	128,540	100.0%	31,910
McAuley Place	Cincinnati, OH	3/1/2013	2001	190,096	100.0%	32,309
Point West I	Dallas, TX	3/1/2013	2008	182,700	100.0%	31,795
Easton III	Columbus, OH	3/1/2013	1999	135,485	100.0%	20,194
Norman Pointe I	Minneapolis, MN	3/1/2013	2000	212,722	78.6%	36,232
Norman Pointe II	Minneapolis, MN	3/1/2013	2007	324,296	96.8%	46,113
The Landings I	Cincinnati, OH	3/1/2013	2006	175,695	100.0%	30,249
The Landings II	Cincinnati, OH	3/1/2013	2007	175,076	95.6%	23,977
Atrium I	Columbus, OH	3/1/2013	1996	315,102	100.0%	45,071
Carpenter Corporate Center I & II (2)	Dallas, TX	7/31/2013	2008	226,822	100.0%	49,509
Total Consolidated Office (4)			2000	7,558,767	97.2%	$1,738,165
Unconsolidated Office
Aspen Corporate Center 500 (2)(6)	Nashville, TN	9/30/2008	2008	180,147	100.0%	$29,936
Sam Houston Crossing I (6)	Houston, TX	12/21/2010	2007	159,175	100.0%	20,400
Regency Creek I (6)	Raleigh, NC	12/21/2010	2008	122,087	100.0%	18,000
West Lake at Conway (6)	Chicago, IL	3/24/2011	2008	98,304	100.0%	14,060
One Easton Oval (2)(6)	Columbus, OH	3/24/2011	1997	125,031	92.8%	9,529
Two Easton Oval (2)(6)	Columbus, OH	3/24/2011	1995	128,674	67.2%	10,195

Supplemental Information | First Quarter 2014 | 19

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of March 31, 2014
($ In Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Weston Pointe I (6)	Ft. Lauderdale, FL	3/24/2011	1999	97,579	97.8%	15,507
Weston Pointe II (6)	Ft. Lauderdale, FL	3/24/2011	2000	97,180	92.6%	18,701
Weston Pointe III (6)	Ft. Lauderdale, FL	3/24/2011	2003	97,178	100.0%	18,867
Weston Pointe IV (6)	Ft. Lauderdale, FL	3/24/2011	2006	96,175	100.0%	22,605
Total Unconsolidated Office (4)(5)			2004	1,201,530	95.0%	$177,800
Total Office (4)			2001	8,760,297	96.9%	$1,915,965
Retail
Consolidated Retail
Maskew Retail Park	Peterborough, UK	10/23/2008	2007	144,400	100.0%	53,740
Total Consolidated Retail (4)			2007	144,400	100.0%	$53,740
Total Retail (4)			2007	144,400	100.0%	$53,740
Total Properties (4)			2003	35,785,092	96.1%	$3,353,599
__________

(1)	Approximate acquisition cost for unconsolidated properties is at our pro rata share of effective ownership.

(2)	This property is unencumbered.

(3)	Includes undeveloped land zoned for future office and industrial use.

(4)	Total or weighted average. Weighted average Year Built is weighted based upon approximate Total Acquisition Costs. Weighted average Percentage Leased is weighted based upon Net Rentable Square Feet.

(5)	Does not include properties held through our investment in CBRE Strategic Partners Asia.

(6)	This property is held through the Duke JV.

(7)	This property is held through the UK JV.

(8)	This property is held through the European JV.

Supplemental Information | First Quarter 2014 | 20

CHAMBERS STREET PROPERTIES
Geographic Distribution
As of March 31, 2014
($ In Thousands)

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Net Rentable Square Feet	Approximate Acquisition Cost	Properties	Net Rentable Square Feet	Approximate Acquisition Cost	Properties	Net Rentable Square Feet	Approximate Acquisition Cost
Domestic
New Jersey	6	1,466,316	$506,760	—		$—	6	1,466,316	$506,760
Florida	8	1,600,023	187,654	6	1,296,534	112,826	14	2,896,557	300,480
Texas	10	2,502,585	233,802	2	981,725	46,090	12	3,484,310	279,892
Ohio	5	991,454	151,800	3	1,396,105	57,812	8	2,387,559	209,612
South Carolina	28	3,807,037	189,921	—	—	—	28	3,807,037	189,921
Virgina	3	839,398	186,723	—	—	—	3	839,398	186,723
Arizona	3	1,433,985	127,583	1	1,009,351	52,797	4	2,443,336	180,380
California	7	687,936	146,917	—	—	—	7	687,936	146,917
Minnesota	5	1,269,333	144,604	—	—	—	5	1,269,333	144,604
North Carolina	8	1,625,366	111,884	1	122,087	18,000	9	1,747,453	129,884
Illinois	3	1,634,611	107,420	1	98,304	14,060	4	1,732,915	121,480
Indiana	1	622,440	30,200	2	2,236,993	84,112	3	2,859,433	114,312
Massachusetts	3	768,975	94,280	—	—	—	3	768,975	94,280
Maryland	2	1,472,797	92,379	—	—	—	2	1,472,797	92,379
Pennsylvania	1	299,809	82,224	—	—	—	1	299,809	82,224
Kansas	1	1,107,000	62,950	—	—	—	1	1,107,000	62,950
Tennessee	—	—	—	1	180,147	29,936	1	180,147	29,936
Colorado	1	406,959	24,500	—	—	—	1	406,959	24,500
Georgia	1	121,969	21,834	—	—	—	1	121,969	21,834
Kentucky	1	189,400	14,800	—	—	—	1	189,400	14,800
Total Domestic	97	22,847,393	2,518,235	17	7,321,246	415,633	114	30,168,639	2,933,868

International
Germany	—	—	—	8	3,995,219	220,009	8	3,995,219	220,009
United Kingdom	3	235,370	107,159	3	541,532	36,168	6	776,902	143,327
France	—	—	—	1	844,332	56,395	1	844,332	56,395
Total International	3	235,370	107,159	12	5,381,083	312,572	15	5,616,453	419,731
Total	100	23,082,763	$2,625,394	29	12,702,329	$728,205	129	35,785,092	$3,353,599
__________

(1)
Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Number of Properties and Net Rentable Square Feet are included at 100% and Approximate Acquisition Cost is at our pro rata share of effective ownership.

Supplemental Information | First Quarter 2014 | 21

CHAMBERS STREET PROPERTIES
Significant Tenants
As of March 31, 2014 (unaudited)
($ In Thousands)

			Credit Rating (1)		Consolidated & Unconsolidated Properties (2)
	Major Tenants (3)	Primary Industry	S&P	Moody's	Net Rentable Square Feet	Annualized Base Rent

1	Amazon.com	Internet Retail	AA-	Baa1	5,798,634	$25,956
2	Barclay's Capital	Financial Service	A	A2	409,272	12,278
3	U.S. General Services Administration	Government	AA+	Aa1	449,568	10,515
4	Raytheon Company	Defense and Aerospace	A-	A3	666,290	10,300
5	Lord Abbett & Co.	Financial Service	—	—	174,989	6,125
6	JP Morgan Chase	Financial Service	A	A3	396,179	6,093
7	Nuance Communications	Software	BB-	Ba3	200,605	5,753
8	Endo Health Solutions	Pharmaceutical and Healthcare Related	BB-	Ba3	299,809	5,717
9	Eisai	Pharmaceutical and Healthcare Related	—	—	208,911	5,189
10	Comcast	Telecommunications	A-	A3	219,631	5,073
11	Pharmaceutical Product Development	Pharmaceutical and Healthcare Related	B	B3	251,475	4,893
12	Deloitte	Professional Service	—	—	175,000	4,740
13	The Coleman Company	Consumer Product	BB	Ba3	1,107,000	4,683
14	Barr Laboratories (Teva Pharmaceuticals)	Pharmaceutical and Healthcare Related	A-	A3	142,500	4,489
15	Clorox International	Consumer Product	BBB+	Baa1	1,350,000	4,396
16	Unilever	Consumer Product	A+	A1	1,594,760	4,250
17	Nationwide Mutual Insurance	Insurance	A+	A1	315,102	3,733
18	Humana	Insurance	BBB+	Baa3	226,822	3,592
19	ConAgra Foods	Food Service and Retail	BBB-	Baa2	741,860	3,422
20	NDB Capital	Financial Service	—	—	97,138	3,400
21	Carl Zeiss	Pharmaceutical and Healthcare Related	—	—	201,620	3,337
22	Whirlpool	Consumer Product	BBB	Baa3	1,020,000	3,299
23	NCS Pearson	Education	BBB+	Baa1	167,218	3,196
24	Noxell Corporation	Consumer Product	—	—	800,797	3,088
25	SBM Atlantia	Petroleum and Mining	—	—	171,091	3,080
26	Bob's Discount Furniture	Home Furnishings/Home Improvement	—	—	672,000	3,037
27	Prime Distribution Services	Logistics Distribution	—	—	1,200,420	2,958
28	Royal Caribbean Cruises	Travel/Leisure	BB	Ba1	128,540	2,837
29	Kellogg's	Consumer Product	BBB+	Baa2	1,142,400	2,817
30	Time Warner Cable	Telecommunications	BBB	Baa2	134,000	2,814
31	B & Q	Home Furnishings/Home Improvement	—	—	104,400	2,784
32	Lear Operations Corporation	Vehicle Related Manufacturing	BB+	Ba2	477,263	2,719
33	American Home Mortgage	Financial Service	—	—	182,700	2,713
34	REMEC	Defense and Aerospace	—	—	132,685	2,656
35	Husqvarna Professional Standards	Specialty Retail	—	—	552,425	2,599
36	Citicorp North America	Financial Service	A-	Baa2	175,695	2,574
37	Dr Pepper	Food Service and Retail	BBB+	Baa1	601,500	2,532
38	Mercy Health Partners of SW Ohio	Pharmaceutical and Healthcare Related	—	A1	124,671	2,519
39	Syngenta	Agriculture	A+	A2	116,338	2,472
40	Verizon Wireless	Telecommunications	BBB+	Baa1	180,147	2,446
	Other (approx 178 tenants)				11,271,665	79,013
					34,383,120	$270,087
__________

(1)	Credit rating is for our tenant, its guarantor or its parent company.

(2)	Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net Rentable Square Feet is at 100% and annualized base rent is at our pro rata share of effective ownership.

(3)	In certain cases in which our tenant is a wholly-owned subsidiary of its parent company, the parent company is listed as our tenant.

Supplemental Information | First Quarter 2014 | 22

CHAMBERS STREET PROPERTIES
Tenant Industry Profile
As of March 31, 2014
($ in Thousands)

	Consolidated Properties		Unconsolidated Properties (1)		Consolidated & Unconsolidated Properties (1)
Primary Tenant Industry Category	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent

Financial Services	1,630,135	$35,079	41,329	$661	1,671,464	$35,740
Pharmaceutical and Healthcare Related	1,614,073	28,166	306,213	2,634	1,920,286	30,800
Consumer Products	5,187,474	18,874	3,329,572	10,007	8,517,046	28,881
Internet Retail	820,384	4,511	4,978,250	21,445	5,798,634	25,956
Defense and Aerospace	900,579	15,744	—	—	900,579	15,744
Logistics Distribution	774,754	3,040	2,576,592	9,704	3,351,346	12,744
Telecommunications	734,399	9,941	192,397	2,587	926,796	12,528
Insurance	711,176	10,398	26,563	331	737,739	10,729
Government	316,065	7,136	133,503	3,379	449,568	10,515
Education	399,921	7,702	105,848	1,654	505,769	9,356
Business Services	1,342,551	7,618	130,366	1,652	1,472,917	9,270
Food Service and Retail	2,099,220	8,906	16,797	147	2,116,017	9,053
Vehicle Related Manufacturing	1,066,913	5,867	320,463	1,889	1,387,376	7,756
Professional Service	303,543	6,278	67,073	921	370,616	7,199
Home Furnishings/Home Improvement	1,092,530	6,561	109,318	516	1,201,848	7,077
Software	200,605	5,753	15,424	246	216,029	5,999
Specialty Retail	820,795	5,081	35,454	495	856,249	5,576
Other Manufacturing	766,035	2,934	152,667	2,590	918,702	5,524
Travel/Leisure	229,464	5,296	12,662	226	242,126	5,522
Agriculture	227,103	4,588	6,315	66	233,418	4,654
Petroleum and Mining	173,879	3,137	73,183	933	247,062	4,070
Executive Office Suites	85,789	1,777	11,760	202	97,549	1,979
Apparel Retail	135,485	1,759	—	—	135,485	1,759
Utilities	108,499	1,656	—	—	108,499	1,656
Totals	21,741,371	$207,802	12,641,749	$62,285	34,383,120	$270,087
__________

(1)
Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net Rentable Square Feet is included at 100% and Annualized Base Rent is at our pro rata share of effective ownership.

Supplemental Information | First Quarter 2014 | 23

CHAMBERS STREET PROPERTIES
Tenant Lease Expirations
As of March 31, 2014
($ In Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases (1)	Net Rentable Square Feet (1)	Percentage of Total Net Rentable Square Feet (1)	Expiring Base Rent (2)	Percentage of Expiring Base Rent (2)	Expiring Base Rent per Square Feet (1)
Industrial Properties:
Remaining 2014	10	821,597	3.2%	$2,321	2.1%	$2.82
2015	12	1,141,549	4.4%	5,342	4.9%	4.68
2016	6	725,483	2.8%	4,619	4.3%	6.37
2017	5	1,002,087	3.9%	4,614	4.3%	4.60
2018	5	2,479,130	9.6%	8,622	8.0%	3.48
2019	14	5,421,173	21.0%	21,871	20.2%	4.03
2020	5	1,421,519	5.5%	6,397	5.9%	4.50
2021	8	5,154,276	20.1%	19,308	17.8%	3.75
2022	3	1,654,371	6.4%	7,862	7.3%	4.75
2023	6	3,135,383	12.2%	12,734	11.8%	4.06
Thereafter	7	2,797,657	10.9%	14,446	13.4%	5.16
	81	25,754,225	100.0%	$108,136	100.0%	$4.20
Office Properties:
Remaining 2014	18	114,144	1.3%	$2,001	1.1%	$17.53
2015	20	199,927	2.4%	3,176	1.8%	15.89
2016	22	1,253,107	14.8%	29,507	16.4%	23.55
2017	19	639,242	7.5%	12,679	7.1%	19.83
2018	31	1,085,710	12.8%	20,504	11.4%	18.89
2019	13	945,514	11.1%	16,599	9.2%	17.56
2020	9	460,850	5.4%	12,278	6.8%	26.64
2021	12	1,370,895	16.2%	28,160	15.8%	20.54
2022	3	368,939	4.3%	6,913	3.8%	18.74
2023	9	872,853	10.3%	20,556	11.4%	23.55
Thereafter	13	1,173,314	13.9%	27,386	15.2%	23.34
	169	8,484,495	100.0%	$179,759	100.0%	$21.19
Retail Properties:
Remaining 2014	—	—	—%	$—	—%	$—
2015	1	—	—%	30	0.7%	—
2016	—	—	—%	—	—%	—
2017	—	—	—%	—	—%	—
2018	—	—	—%	—	—%	—
2019	—	—	—%	—	—%	—
2020	—	—	—%	—	—%	—
2021	—	—	—%	—	—%	—
2022	1	30,000	20.8%	825	20.1%	27.50
2023	1	10,000	6.9%	458	11.2%	45.80
Thereafter	1	104,400	72.3%	2,784	68.0%	26.67
	4	144,400	100.0%	$4,097	100.0%	$28.37

Supplemental Information | First Quarter 2014 | 24

CHAMBERS STREET PROPERTIES
Tenant Lease Expirations (continued)
As of March 31, 2014
($ In Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases (1)	Net Rentable Square Feet (1)	Percentage of Total Net Rentable Square Feet (1)	Expiring Base Rent (2)	Percentage of Expiring Base Rent (2)	Expiring Base Rent per Square Feet (1)
Total Properties
Remaining 2014	28	935,741	2.7%	$4,322	1.5%	$4.62
2015	33	1,341,476	3.9%	8,548	2.9%	6.37
2016	28	1,978,590	5.8%	34,126	11.6%	17.25
2017	24	1,641,329	4.8%	17,293	5.9%	10.54
2018	36	3,564,840	10.4%	29,126	10.0%	8.17
2019	27	6,366,687	18.5%	38,470	13.2%	6.04
2020	14	1,882,369	5.5%	18,675	6.4%	9.92
2021	20	6,525,171	18.8%	47,468	16.3%	7.27
2022	7	2,053,310	6.0%	15,600	5.3%	7.60
2023	16	4,018,236	11.7%	33,748	11.6%	8.40
Thereafter	21	4,075,371	11.9%	44,616	15.3%	10.95
	254	34,383,120	100.0%	$291,992	100.0%	$8.49
__________

(1)	Includes amounts related to our unconsolidated properties held through our Duke JV, European JV and UK JV at 100%.

(2)	Includes amounts related to our unconsolidated properties held through our Duke JV, European JV and UK JV at our pro rata share of effective ownership.

	Consolidated Properties	Unconsolidated Properties (1)	Consolidated & Unconsolidated Properties (1)
Weighted Average Remaining Term (Years) (2):
Triple Net Single-Tenant Properties (3)	7.27	6.82	7.17
Multi-Tenant Properties	7.30	5.00	6.71
Other Single-Tenant Properties	5.11	5.75	5.17
Total Weighted Average Remaining Term (Years) (2)	7.08	6.37	6.92
__________

(1)	Includes pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Weighted Average Remaining Term is the average remaining term weighted by Expiring Base Rent.

(3)	Triple Net Single-Tenant Properties include certain properties that have minimal secondary tenant(s).

Supplemental Information | First Quarter 2014 | 25

CHAMBERS STREET PROPERTIES
Percentage Leased
As of March 31, 2014

	Three Months Ended March 31, 2014
	Consolidated Properties	Unconsolidated Properties (1)	Consolidated and Unconsolidated Properties (1)
Amounts at Beginning of Period
Total Net Rentable Square Feet	22,460,323	12,807,329	35,267,652
Leased Square Feet	21,341,038	12,696,502	34,037,540
Leased Percentage	95.0%	99.1%	96.5%
Activity During the Quarter
Leasing:
New Leases	225,296	46,611	271,907
Expansions	—	28,583	28,583
Total Leasing Activity	225,296	75,194	300,490
Expirations and Terminations:
Expiring Square Footage	(295,448)	(54,556)	(350,004)
Contractions	(133,586)	—	(133,586)
Lease Terminations	(18,369)	—	(18,369)
Net Leasing Activity	(222,107)	20,638	(201,469)
Acquisitions:
Leased Acquisitions Square Feet Added	622,440	—	622,440
Total Acquisitions Square Feet Added	622,440	—	622,440
Dispositions:
Leased Square Feet Disposed	—	(75,391)	(75,391)
Vacant Square Feet Disposed	—	(29,609)	(29,609)
Total Disposed Square Feet	—	(105,000)	(105,000)
Amounts at End of Period
Total Net Rentable Square Feet	23,082,763	12,702,329	35,785,092
Leased Square Feet	21,741,371	12,641,749	34,383,120
Leased Percentage	94.2%	99.5%	96.1%
__________

(1)	Amounts for unconsolidated properties are at 100%.

Supplemental Information | First Quarter 2014 | 26

CHAMBERS STREET PROPERTIES
Tenant Leasing Activity
As of March 31, 2014

	Three Months Ended
	March 31, 2014
	# of Leases	TI/LC per Square Foot (1)	TI/LC per Square Foot per Year of Lease Term	Net Rentable Square Feet
New Leasing
Consolidated	4	$4.84	$0.37	225,296
Unconsolidated	5	8.15	0.58	75,194
Total New Leasing	9	5.67	0.21	300,490
Renewals
Consolidated	5	23.41	1.38	135,757
Unconsolidated	1	0.38	0.19	391,494
Total Renewals	6	6.31	0.33	527,251
Total	15	$6.08	$0.13	827,741
__________

(1)	Includes tenant improvement costs and lease commissions incurred to execute the lease and not necessarily paid in the current quarter.

Supplemental Information | First Quarter 2014 | 27

CHAMBERS STREET PROPERTIES
Capital Structure and Debt Maturities
As of March 31, 2014
($ in Thousands)

	Number of Outstanding Shares	Balance as of March 31, 2014	Percentage
Debt
Secured Notes Payable (1)		$641,428	18.8%
Pro Rata Share of Unconsolidated Debt		186,600	5.5%
Unsecured Term Loan Facilities		570,000	16.7%
Unsecured Revolving Credit Facility		170,044	5.0%
Total Debt		1,568,072	46.0%
Equity
Common Shares (2)	237,010,447	1,841,571	54.0%
Total Market Capitalization		$3,409,643	100.0%
__________

(1)	Amounts are presented excluding the effect of net premiums.

(2)	Value based on our closing share price on the NYSE of $7.77 as of March 31, 2014.

Debt Maturities

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)
	Scheduled Amorti- zation	Term Maturities	Total	Scheduled Amorti- zation	Term Maturities	Total	Scheduled Amorti- zation	Term Maturities	Total
Remaining 2014	$11,979	$34,791	$46,770	$868	$—	$868	$12,847	$34,791	$47,638
2015	16,028	132,448	148,476	1,210	—	1,210	17,238	132,448	149,686
2016	12,838	121,341	134,179	1,272	—	1,272	14,110	121,341	135,451
2017	12,028	34,327	46,355	1,338	69,237	70,575	13,366	103,564	116,930
2018	10,127	431,986	442,113	1,408	—	1,408	11,535	431,986	443,521
2019	7,447	300,786	308,233	1,481	—	1,481	8,928	300,786	309,714
2020	5,962	50,000	55,962	1,558	53,836	55,394	7,520	103,836	111,356
2021	3,742	190,448	194,190	1,172	53,220	54,392	4,914	243,668	248,582
2022	1,870	—	1,870	—	—	—	1,870	—	1,870
2023	1,987	—	1,987	—	—	—	1,987	—	1,987
Thereafter	1,337	—	1,337	—	—	—	1,337	—	1,337
Total	$85,345	$1,296,127	$1,381,472	$10,307	$176,293	$186,600	$95,652	$1,472,420	$1,568,072
__________

(1)
Consolidated debt amount includes a $170.0 million outstanding balance on the unsecured revolving credit facility as of March 31, 2014. The unsecured revolving credit facility expires January 15, 2018. We have an option to extend the maturity date by one year.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

Supplemental Information | First Quarter 2014 | 28

CHAMBERS STREET PROPERTIES
Debt Composition
As of March 31, 2014
(In Thousands)

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)
	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total
Amount
Fixed Interest Rate Debt	$85,345	$1,126,083	$1,211,428	$10,307	$176,293	$186,600	$95,652	$1,302,376	$1,398,028
Floating Interest Rate Debt	—	170,044	170,044	—	—	—	—	170,044	170,044
Total	$85,345	$1,296,127	$1,381,472	$10,307	$176,293	$186,600	$95,652	$1,472,420	$1,568,072
Weighted Average Remaining Term (years)
Fixed Interest Rate Debt			4.82			5.80			4.95
Floating Interest Rate Debt			3.79			N/A			3.79
Total			4.81			5.80			4.93
Weighted Average Interest Rate
Fixed Interest Rate Debt			4.24%			3.48%			4.14%
Floating Interest Rate Debt			1.46%			N/A			1.46%
Total			3.90%			3.48%			3.85%
__________

(1)
Consolidated debt amount includes a $170.0 million outstanding balance on the unsecured revolving credit facility as of March 31, 2014. The unsecured revolving credit facility expires January 15, 2018. We may exercise an option to extend the maturity date by one year. The annual facility fee of 0.30% is not reflected in the interest rate amounts included in this table.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

Encumbered/Unencumbered Properties

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance
Encumbered Properties	43	$1,275,155	$641,428	14	$366,155	$186,600	57	$1,641,310	$828,028
Unencumbered Properties	57	1,350,239	—	15	362,050	—	72	1,712,289	—
Total Properties	100	$2,625,394	$641,428	29	$728,205	$186,600	129	$3,353,599	$828,028
__________

(1)
Number of Properties is at 100%. Approximate Acquisition Cost and Debt Balance for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

Supplemental Information | First Quarter 2014 | 29

CHAMBERS STREET PROPERTIES
Consolidated Debt
As of March 31, 2014
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate (1)	Maturity Date	Outstanding Balance

Maskew Retail Park - Swapped to Fixed	5.68%	5.68%	8/10/2014	$23,288
12650 Ingenuity Drive	5.62%	7.50%	10/1/2014	11,728
Bolingbrook Point III	5.26%	5.26%	1/1/2015	7,900
One Wayside Road	5.66%	5.25%	8/1/2015	13,251
One Wayside Road	5.92%	5.25%	8/1/2015	11,091
Lakeside Office Center	6.03%	6.03%	9/1/2015	8,712
Deerfield Commons I	5.23%	5.23%	12/1/2015	9,250
Celebration Office Center III	4.25%	2.50%	12/1/2015	8,954
22535 Colonial Pkwy	4.25%	2.50%	12/1/2015	8,011
Northpoint III	4.25%	2.50%	12/1/2015	10,368
Goodyear Crossing II	4.25%	2.50%	12/1/2015	19,792
3900 North Paramount Parkway	4.25%	2.50%	12/1/2015	7,776
3900 South Paramount Parkway	4.25%	2.50%	12/1/2015	7,776
1400 Perimeter Park Drive	4.25%	2.50%	12/1/2015	2,356
Miramar I	4.25%	2.50%	12/1/2015	9,237
Miramar II	4.25%	2.50%	12/1/2015	12,441
70 Hudson Street	5.65%	5.15%	4/11/2016	115,590
Point West I - Swapped to Fixed	3.41%	3.41%	12/6/2016	10,960
100 Tice Blvd	5.97%	4.38%	9/15/2017	19,401
100 Tice Blvd	5.97%	4.38%	9/15/2017	19,401
4701 Gold Spike Drive	4.45%	4.45%	3/1/2018	10,106
1985 International Way	4.45%	4.45%	3/1/2018	7,022
3770 Deerpark Boulevard	4.45%	4.45%	3/1/2018	7,259
Tolleson Commerce Park II	4.45%	4.45%	3/1/2018	4,365
20000 S. Diamond Lake Road	4.45%	4.45%	3/1/2018	6,358
Atrium I - Swapped to Fixed	3.78%	3.78%	5/31/2018	22,282
McAuley Place	3.98%	3.50%	9/1/2018	13,140
Easton III - Swapped to Fixed	3.95%	3.95%	1/31/2019	6,420
90 Hudson Street	5.66%	5.26%	5/1/2019	104,530
Fairforest Building 6	5.42%	6.50%	6/1/2019	2,004
North Rhett I	5.65%	6.50%	8/1/2019	2,296
Kings Mountain II	5.47%	6.50%	1/1/2020	3,902
North Rhett II	5.20%	6.50%	10/1/2020	1,578
Mount Holly Building	5.20%	6.50%	10/1/2020	1,578
Orangeburg Park Building	5.20%	6.50%	10/1/2020	1,605
Kings Mountain I	5.27%	6.50%	10/1/2020	1,368
Ten Parkway North	4.75%	4.75%	1/1/2021	11,701
Union Cross Building II	5.53%	6.50%	6/1/2021	6,296
Union Cross Building I	5.50%	6.50%	7/1/2021	2,067
Norman Pointe I	5.24%	3.50%	10/1/2021	20,430
Norman Pointe II	5.24%	3.50%	10/1/2021	22,492
The Landings I	5.24%	3.50%	10/1/2021	15,375
The Landings II	5.24%	3.50%	10/1/2021	13,561
Fairforest Building 5	6.33%	6.50%	2/1/2024	8,131
North Rhett IV	5.80%	6.50%	2/1/2025	8,279
Total Secured Notes Payable				641,428
Plus Premium				16,269
Less Discount				(1,177)
Total Secured Notes Payable, Net				$656,520
Unsecured Term Loans				$570,000
Revolving Credit Facility				$170,044
__________

(1)	Represents the rate at which interest expense is recorded for financial reporting purposes, which reflects the amortization of any discounts/premiums, excluding debt issuance costs.

Supplemental Information | First Quarter 2014 | 30

CHAMBERS STREET PROPERTIES
Unconsolidated Debt
As of March 31, 2014
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate	Maturity Date	Outstanding Balance (1)

Graben Distribution Center I & II	2.39%	2.39%	7/27/2017	$34,261
Koblenz Distribution Center	2.27%	2.27%	11/11/2017	34,977
Hansaline Distribution Center	3.01%	3.01%	11/25/2020	12,999
Bodenheim Logistikzentrum	3.01%	3.01%	11/25/2020	12,470
Lille-Douai Distribution Center	3.13%	3.13%	12/17/2020	28,367
Fairfield Distribution Ctr. IX	5.00%	5.00%	9/1/2021	3,540
Sam Houston Crossing I	4.42%	4.42%	9/1/2021	8,428
West Lake at Conway	5.00%	5.00%	9/1/2021	7,382
Regency Creek I	5.24%	5.24%	10/1/2021	8,681
Weston Pointe I - IV	5.24%	5.24%	10/1/2021	35,495
Total Unconsolidated Debt				$186,600
__________

(1)	Amounts are at our pro rata share of effective ownership.

Supplemental Information | First Quarter 2014 | 31

CHAMBERS STREET PROPERTIES
Non-GAAP Supplemental Financial Measures:

Annualized Base Rent
Annualized Base Rent for each lease equals (i) 12 times the monthly cash base rent due as of March 31, 2014, or (ii) for any lease still in an initial free or reduced rent period as of March 31, 2014, 12 times the monthly cash base rent due upon expiration of the initial free or reduced rent period.
Net Operating Income
Net operating income ("NOI") is designed to reflect the operating performance of our portfolio by excluding certain items that are not considered to be controllable in connection with the management of the property. NOI is a non-GAAP financial measure which calculates, on a consolidated basis, rental income, tenant reimbursements and other property income less property and related expenses (operating and maintenance, property management fees, property level general and administrative expenses and real estate taxes) and excludes other non-property income and expenses, interest expense, depreciation and amortization, and our general and administrative expenses. We believe that NOI provides an accurate measure of the operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry. However, NOI presented by us may not be comparable to NOI reported by other REITs that may use different methodologies. NOI should not be considered an alternative to net income as an indication of our performance, or as an alternative to cash flow from operating activities as a measure of our liquidity or ability to make cash distributions to shareholders.
EBITDA
We define Adjusted EBITDA as net income (loss) computed in accordance with GAAP plus depreciation, amortization, taxes, interest expense and net change in fair value of non-qualifying derivative financial instruments, gain on conversion of equity interest to controlling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures.
EBITDA is presented solely as a supplemental disclosure with respect to liquidity because we believe it provides useful information regarding our ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

Funds from Operations
The National Association of Real Estate Investment Trusts ("NAREIT") created Funds from Operations ("FFO") as a non-GAAP supplemental measure of REIT operating performance, which reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The most directly comparable GAAP measure to FFO is net income. FFO is used commonly in the real estate industry because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many

Supplemental Information | First Quarter 2014 | 32

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:

industry analysts and investors consider presentations of operating results for REITs that use historical cost accounting to be insufficient.
We compute FFO in accordance with standards established by NAREIT. The revised NAREIT White Paper on FFO defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, impairment charges and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.
Core Funds from Operations
Changes in the accounting and reporting rules under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that have been put into effect since the establishment of NAREIT's definition of FFO have prompted an increase in the non-cash and non-operating items included in FFO. We calculate Core Funds from Operations ("Core FFO") as FFO exclusive of the net effects of acquisition costs, interest rate swap gains/losses, transition and listing costs, and unrealized gain/loss in investments in unconsolidated entities.
We believe that Core FFO is a useful measure of management's decision-making process and appropriately presents our results of operations on a comparative basis. The items that we exclude from net income are subject to significant fluctuations from period to period that cause both positive and negative effects on our results of operations, often in inconsistent and unpredictable directions. For example, our acquisition costs are primarily the result of the volume of our acquisitions completed during each period, and therefore we believe such acquisition costs are not reflective of our operating results during each period. Similarly, unrealized gains or losses that we have recognized during a given period are based primarily upon changes in the estimated fair market value of certain of our investments due to changes in market conditions and do not necessarily reflect the operating performance of these properties during the corresponding period. Further, costs associated with certain other non-reoccurring expenses, such as the process of transitioning from being an externally managed company to a self-managed company, our listing of our common shares on the New York Stock Exchange and our modified "Dutch Auction" tender offer are not reflective of our operating results during each period.
We believe that Core FFO is useful to investors as a supplemental measure of operating performance because adjusting FFO to exclude acquisition costs, unrealized gains and/or losses or other non- reoccurring expenses provides investors a view of the performance of our portfolio over time, including if we cease to acquire properties on a frequent and regular basis and allows for a comparison of the performance of our portfolio with other REITs that are not currently engaging in acquisitions. We also believe that Core FFO may provide investors with a useful indication of our future performance, and of the sustainability of our current distribution policy. However, because Core FFO excludes acquisition costs, unrealized gains or losses and/or other non-reoccurring expenses which are important components in an analysis of our historical performance, such supplemental measure should not be construed as a historical performance measure and may not be as useful a measure for estimating the value of our common shares.

Supplemental Information | First Quarter 2014 | 33

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:

We calculate Adjusted Funds from Operations ("AFFO") as Core FFO exclusive of the net effects of (i) amortization associated with deferred financings costs; (ii) amortization of above- and below-market lease intangibles; (iii) amortization of premium on notes payable; (iv) amortization of deferred revenue related to tenant improvements; (v) non-cash share-based compensation expense; (vi) straight-line rental revenue; and (vii) recurring capital expenditures.
Not all REITs calculate FFO, Core FFO or AFFO (or an equivalent measure), in the same manner and therefore comparisons with other REITs may not be meaningful. None of these measures present, nor do we intend for them to present, a complete picture of our financial condition and/or operating performance. We believe that net income, as computed under GAAP, appropriately remains the primary measure of our performance and that FFO, Core FFO and AFFO, when considered in conjunction with net income, improves the investing public's understanding of the operating results of REITs and makes comparisons of REIT operating results more meaningful.

Supplemental Information | First Quarter 2014 | 34

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:
Reconciliation of Net Income to Consolidated Net Operating Income (NOI)
As of March 31, 2014
($ In Thousands)

	Three Months Ended
	March 31,
	2014	2013
Net Income	$3,319	$82,090
General and Administrative	6,864	4,960
Investment Management Fee	—	500
Acquisition-related Expenses	290	1,841
Depreciation and Amortization	27,238	21,796
Transition and Listing Expenses	—	35
Total Expenses	34,392	29,132
Interest and Other Income	(167)	(207)
Interest Expense	14,061	9,187
Interest Expense and Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	(26)	1,260
Gain on Conversion of Equity Interest to Controlling Interest	—	(77,235)
Provision for Income Taxes	58	69
Equity in Income of Unconsolidated Entities	(2,826)	(4,364)
Total Income from Discontinued Operations	—	(91)
Net Operating Income - GAAP Basis	$48,811	$39,841
Straight-line Rent Adjustment, Net	(1,291)	(1,910)
Above/Below Market Lease Amortization, Net	1,482	1,373
Net Operating Income - Cash Basis	$49,002	$39,304

Supplemental Information | First Quarter 2014 | 35

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:
Reconciliation of Net Income to Adjusted EBITDA
As of March 31, 2014
($ In Thousands)

	Three Months Ended
	March 31,
	2014	2013
Net Income	$3,319	$82,090
Interest Expense and Net Change in Fair Value of Derivative Financial Instruments (including discontinued operations)	14,035	10,564
Pro Rata Share of Interest Expense from Unconsolidated Entities	1,738	3,596
Depreciation and Amortization (including discontinued operations)	27,238	22,003
Pro Rata Share of Depreciation and Amortization from Unconsolidated Entities	8,770	10,150
Provision for Income Taxes	58	69
EBITDA	$55,158	$128,472
Gain on Conversion of Equity Interest to Controlling Interest	—	(77,235)
Adjusted EBITDA	$55,158	$51,237

Supplemental Information | First Quarter 2014 | 36

Chambers Street Properties 47 Hulfish Street, Suite 210 Princeton, NJ 08542-3706 609 683-4900 www.ChambersStreet.com